                                                                   EXHIBIT 10.39

                                 FIRST AMENDMENT

                          Dated as of November 22, 1993

                                       To

                                 LOAN AGREEMENT

                           Dated as of April 28, 1993

          This FIRST AMENDMENT, dated as of November 22, 1993 (this "Amendment") is entered into by and among MagneTek, Inc., a Delaware corporation (the "Borrower") and each of the undersigned banks or financial institutions (collectively, the "Banks" and individually, a "Bank"), Continental Bank N.A., as Administrative Agent and Bank of America National Trust and Savings Association, as Arranging Agent (collectively the "Agents").

          WHEREAS, the Borrower (i) has entered into a Loan Agreement, dated as of April 28, 1993, by and among the Borrower, the Banks and the Agents (the "Loan Agreement"), and (ii) now desires to amend the Loan Agreement in certain respects.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                             ARTICLE I - AMENDMENTS

          1.1 AMENDMENT TO COVENANTS. Sections 6.15, 6.16 and 6.17 of the Loan Agreement are amended to read in their entirety as follows:

          6.15 LEVERAGE RATIO. Permit the Leverage Ratio, as of the last day of each Fiscal Quarter ending during a period or at the date described below, to be greater than the ratio set forth opposite such period or date:

               Period                           Ratio
               ------                           -----

     Closing Date through June 29, 1993      .82 to 1.00

     June 30, 1993 through September 30,     .80 to 1.00
     1994

     December 31, 1994 through March 31,     .76 to 1.00
     1995

     June 30, 1995 through September 30,     .72 to 1.00

     1995

     December 31, 1995                       .70 to 1.00

     March 31, 1996                          .67 to 1.00

     June 30, 1996 and thereafter            .65 to 1.00


          6.16 INTEREST CHARGE COVERAGE. Permit Interest Charge Coverage, as of the last day of each Fiscal Quarter ending during a period described below, to be less than the ratio set forth opposite such period:

               Period                            Ratio
               ------                            -----

     Closing Date through June 30, 1993      2.20 to 1.00

     September 30, 1993                      2.30 to 1.00 (1)

     December 31, 1993 through June 30,      1.40 to 1.00
     1994

     September 30, 1994                      1.70 to 1.00

     December 31, 1994                       2.00 to 1.00

     March 31, 1995                          2.20 to 1.00

     June 30, 1995                           2.30 to 1.00

     September 30, 1995 and thereafter       2.40 to 1.00


          6.17 FIXED CHARGE COVERAGE. Permit the Fixed Charge Coverage, as of the last day of each Fiscal Quarter ending during a period described below, to be less than the ratio set forth opposite such period:

               Period                            Ratio
               ------                            -----

     Closing Date through June 30, 1993      1.80 to 1.00

- - ---------------
(1) Waived by waiver letter dated September 20, 1993.

     September 30, 1993                      1.35 to 1.00

     December 31, 1993 through June 30,       .78 to 1.00
     1994

     September 30, 1994                       .95 to 1.00

     December 31, 1994                       1.10 to 1.00

     March 31, 1995 and thereafter           1.20 to 1.00


          1.2 AMENDMENT FEE. Forthwith upon this Amendment becoming effective pursuant to SECTION 2.3 below, the Borrower agrees to pay to the Administrative Agent, for the respective accounts of the Banks, pro rata according to their Pro Rata Share of the Commitment, in immediately available funds, an amendment fee equal to 0.15% of the Commitment.


                              ARTICLE II - GENERAL

          2.1 REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment, the Borrower represents and warrants to the Agents and the Banks that the representations and warranties contained in SECTIONS 4.1 (first sentence), 4.2, 4.3, 4.11, 4.12 (but only with respect to Events of Default) and
4.14 of the Loan Agreement are true and correct as of the date hereof as though such representations and warranties were made on the date hereof.

          2.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment when taken together will be deemed to be but one and the same Amendment.

          2.3 EFFECTIVENESS. When counterparts of this Amendment executed by the Borrower and by the Majority Banks shall have been lodged with the Administrative Agent (or, in the case of any party other than the Borrower as to which an executed counterpart shall not have been so lodged, the Administrative Agent shall have received telegraphic, telex or other written confirmation of execution of a counterpart hereof by such party), this Amendment shall become effective as of the date hereof and the Administrative Agent shall so inform all of the parties hereto.

          2.4 REAFFIRMATION. As herein amended or modified, the Loan Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          2.5 DEFINITIONS. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement. On and after the effective date hereof, each reference in the Loan Agreement and the related documents to "Loan Agreement," "this Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

          2.7 COSTS AND EXPENSES. The Borrower agrees to pay all reasonable fees and out-of-pocket costs and expenses of McDermott, Will & Emery as counsel to the Administrative Agent in connection with the preparation of this Amendment, all pursuant to itemized statement(s) to be submitted to the Borrower by McDermott, Will & Emery.

          2.8 BINDING AGREEMENT. This Amendment shall be binding upon the Borrower, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.


                               *        *        *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                              BORROWER:

                              MAGNETEK, INC.


                              By: ______________________________
                                  Name:
                                  Title:


                              THE BANKS:

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              CONTINENTAL BANK N.A., as a Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              CIBC INC., as a Bank


                              By: ______________________________
                                  Name:
                                  Title:

                              NATIONAL CITY BANK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:

                              NATIONSBANK OF TEXAS, N.A., as a
                                Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              THE BANK OF NEW YORK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              CHEMICAL BANK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              THE BANK OF CALIFORNIA, N.A., as a
                                Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LTD., as a Bank


                              By: ______________________________
                                  Name:
                                  Title:

                           SECOND AMENDMENT AND WAIVER

                           Dated as of January 2, 1994

                                       To

                                 LOAN AGREEMENT

                           Dated as of April 28, 1993

          This SECOND AMENDMENT AND WAIVER, dated as of January 2, 1994 (this "Amendment and Waiver") is entered into by and among MagneTek, Inc., a Delaware corporation (the "Borrower") and each of the undersigned banks or financial institutions (collectively, the "Banks" and individually, a "Bank"), Continental Bank N.A., as Administrative Agent and Bank of America National Trust and Savings Association, as Arranging Agent (collectively the "Agents").

          WHEREAS, the Borrower (i) has entered into a Loan Agreement, dated as of April 28, 1993, by and among the Borrower, the Banks and the Agents, as amended (the "Loan Agreement"), (ii) now desires to further amend the Loan Agreement in certain respects, and (iii) further desires that the Majority Banks waive compliance with certain covenants as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                             ARTICLE I - AMENDMENTS

          1.1 AMENDMENT TO DEFINITIONS. The following definitions are hereby amended as follows:

     1.1.1 "APPLICABLE ALTERNATE BASE RATE MARGIN" is amended by substituting the following for the last line of the table set forth therein:

          .80 to 1 or greater,               25.0
          but less than .85 to 1

          .85 to 1 or greater                50.0;

     1.1.2 "APPLICABLE CD RATE MARGIN" is amended by substituting the following for the last line of the table set forth therein:

          .80 to 1 or greater,               162.5
          but less than .85 to 1

          .85 to 1 or greater                187.5;

     1.1.3 "APPLICABLE EURODOLLAR RATE MARGIN" is amended by substituting the following for the last line of the table set forth therein:

          .80 to 1 or greater,               150.0
          but less than .85 to 1

          .85 to 1 or greater                175.0;

     1.1.4 "APPLICABLE FINANCIAL SLC FEE RATE" is amended by substituting the following for the last line of the table set forth therein:

          .80 to 1 or greater,               150.0
          but less than .85 to 1

          .85 to 1 or greater                175.0;

     1.1.5 "APPLICABLE PERFORMANCE SLC FEE RATE" is amended by substituting the following for the last line of the table set forth therein:

          .80 to 1 or greater,               112.5
          but less than .85 to 1

          .85 to 1 or greater                137.5;

          1.2 AMENDMENT OF COMMITMENT FEE. Section 3.4 of the Loan Agreement is amended to read in its entirety as follows:

               3.4 COMMITMENT FEES. From the date of execution and delivery of this Agreement, Borrower shall pay to the Administrative Agent, for the respective accounts of the Banks, pro rata according to their Pro Rata Share of the Commitments, a commitment fee equal to a rate (the "Commitment Fee Rate") of 1/4 of 1% (25 basis points) per annum TIMES the daily amount, if any, by which the Commitment exceeds the SUM of (a) the principal Indebtedness then evidenced by the Committed Advance Notes PLUS (b) the Aggregate Effective Amount of all Standby Letters of Credit then outstanding; PROVIDED, HOWEVER, that if with respect to any Pricing Period the Leverage Ratio is .85 to 1 or greater as of the last day of the Related Fiscal Quarter then the Commitment Fee Rate for such Pricing Period shall be 3/8 of 1% (37.5 basis points) per annum. The commitment fees shall be payable quarterly in arrears on each Quarterly Payment Date, and on the Maturity Date or earlier termination of the Commitment.

          1.3 AMENDMENT FEE. Forthwith upon this Amendment and Waiver becoming effective pursuant to SECTION 3.3 below, the Borrower agrees to pay to the Administrative Agent, for the respective accounts of the Banks, pro rata according to their Pro Rata Share of the Commitment, in immediately available funds, an amendment fee equal to 0.05% of the Commitment.

                               ARTICLE II - WAIVER

          2.1 WAIVER OF COVENANTS. In reliance on the Borrower's warranties set forth in SECTION 3.1 below, as of the date hereof the Banks shall hereby waive compliance by the Borrower with the Tangible Net Worth and Leverage Ratio covenants set forth in Sections 6.14 and 6.15, respectively, of the Loan Agreement for the Fiscal Quarter ending January 2, 1994.

          2.2 LIMITED WAIVER. The waiver set forth in SECTION 2.1 above relates solely to the Fiscal Quarter ending January 2, 1994 and does not constitute a waiver of such covenants for any subsequent period, or a waiver of any other term or conditions under the Loan Agreement.


                              ARTICLE III - GENERAL

          3.1 REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment and Waiver, the Borrower represents and warrants to the Agents and the Banks that the representations and warranties contained in Sections 4.1 (first sentence), 4.2, 4.3, 4.11, 4.12 (but only with respect to Events of Default) and 4.14 of the Loan Agreement are true and correct as of the date hereof as though such representations and warranties were made on the date hereof.

          3.2 COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment and Waiver when taken together will be deemed to be but one and the same Amendment and Waiver.

          3.3 EFFECTIVENESS. When counterparts of this Amendment and Waiver executed by the Borrower and by the Majority Banks shall have been lodged with the Administrative Agent (or, in the case of any party other than the Borrower as to which an executed counterpart shall not have been so lodged, the Administrative Agent shall have received telegraphic, telex or other written confirmation of execution of a counterpart hereof by such party), this Amendment and Waiver shall become effective as of the date hereof and the Administrative Agent shall so inform all of the parties hereto.

          3.4 REAFFIRMATION. As herein amended or modified, the Loan Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          3.5 DEFINITIONS. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement. On and after the effective date hereof, each reference in the Loan Agreement and the related documents to "Loan Agreement," "this Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

          3.6 COSTS AND EXPENSES. The Borrower agrees to pay all reasonable fees and out-of-pocket costs and expenses of McDermott, Will & Emery as counsel to the Administrative Agent in connection with the preparation of this Amendment and Waiver, all pursuant to itemized statement(s) to be submitted to the Borrower by McDermott, Will & Emery.

          3.7 BINDING AGREEMENT. This Amendment and Waiver shall be binding upon the Borrower, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.


                               *        *        *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                              BORROWER:

                              MAGNETEK, INC.


                              By: ______________________________
                                  Name:
                                  Title:


                              THE BANKS:

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              CONTINENTAL BANK N.A., as a Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              CIBC INC., as a Bank


                              By: ______________________________
                                  Name:
                                  Title:

                              NATIONAL CITY BANK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:

                              NATIONSBANK OF TEXAS, N.A., as a
                                Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              THE BANK OF NEW YORK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              CHEMICAL BANK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              THE BANK OF CALIFORNIA, N.A., as a
                                Bank


                              By: ______________________________
                                  Name:
                                  Title:



                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LTD., as a Bank



                              By: ______________________________
                                  Name:
                                  Title:

                                 THIRD AMENDMENT

                           Dated as of March 31, 1994

                                       To

                                 LOAN AGREEMENT

                           Dated as of April 28, 1993

          This THIRD AMENDMENT, dated as of March 31, 1994 (this "Amendment") is entered into by and among MagneTek, Inc., a Delaware corporation (the "Borrower") and each of the undersigned banks or financial institutions (collectively, the "Banks" and individually, a "Bank"), Continental Bank N.A., as Administrative Agent and Bank of America National Trust and Savings Association, as Arranging Agent (collectively the "Agents").

          WHEREAS, the Borrower has entered into a Loan Agreement, dated as of April 28, 1993, by and among the Borrower, the Banks and the Agents, as amended (the "Loan Agreement") and now desires to amend or modify the Loan Agreement in certain respects.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                             ARTICLE I - AMENDMENTS

          1.1 DIVESTITURE ASSETS. Section 1 of the Loan Agreement is amended to add a definition of "Divestiture Assets" as follows:

          "DIVESTITURE ASSETS" means the assets comprising the Borrower's six business groups which were described as divestiture candidates in the Borrower's press release dated January 6, 1994.

          1.2 DEFINITION OF LEVERAGE RATIO. The definition of Leverage Ratio is amended by adding the following at the end thereof:

     Notwithstanding any provision in the Loan Agreement to the contrary, during calendar year 1994 the designation by the Borrower of any one or more of MagneTek Europe N.V. and its Subsidiaries as Restricted Subsidiaries shall be disregarded in the determination of Leverage Ratio pursuant to SECTION
     3.4 of the Loan Agreement and the definitions of "Applicable

     Alternate Base Rate Margin", "Applicable CD Rate Margin", "Applicable Eurodollar Rate Margin", "Applicable Financial SLC Fee Rate" and "Applicable Performance SLC Fee Rate", it being understood that, pursuant to Section 7.1(b) of the Loan Agreement, following such designation, the Borrower shall provide two calculations for calendar year 1994 of the Leverage Ratio, one of which shall for purposes of SECTION 3.4 and such definitions disregard such designation, and the other of which shall for purposes of SECTION 6.15 of the Loan Agreement, give effect to such designation.

          1.3 DEFINITION OF FIXED CHARGE COVERAGE. The definition of "Fixed Charge Coverage" is amended by adding the following at the end thereof.

          Notwithstanding any provision in the Loan Agreement to the contrary, the Fixed Charge Coverage shall be determined such that (i) in calculating Available Cash Flow, Net Cash Proceeds received after December 31, 1993 in respect of the Divestiture Assets shall not reduce Net Cash Capital Expenditures, and (ii) the Senior Notes shall be excluded from the amount of aggregate principal payments on Funded Debt scheduled to be made for any applicable period.

          1.4 DEFINITIONS OF FIXED CHARGE AND INTEREST COVERAGES. Each of the definitions of "Fixed Charge Coverage" and "Interest Charge Coverage" is amended by adding the following at the end thereof.

          Notwithstanding any provision in the Loan Agreement to the contrary, each of the Interest Charge Coverage and the Fixed Charge Coverage (i) for the Fiscal Quarter ending March 31, 1994 shall be based solely on the fiscal period consisting of the Fiscal Quarter ending March 31, 1994, (ii) for the Fiscal Quarter ending June 30, 1994, shall be based solely on the period consisting of the two consecutive Fiscal Quarters ending June 30, 1994 taken as a single fiscal period, (iii) for the Fiscal Quarter ending September 30, 1994 shall be based solely on the period consisting of three consecutive fiscal quarters ending September 30, 1994 taken as a single fiscal period, and (iv) for any Fiscal Quarter ending on or after December 31, 1994 shall be based on the period consisting of the four consecutive Fiscal Quarters then ending, taken as a single fiscal period.

          1.5 DEFINITION OF TANGIBLE NET WORTH. The definition of Tangible Net Worth is amended to read in its entirety as follows:

          "TANGIBLE NET WORTH" means, as of any date of determination, the Shareholders' Equity of Borrower and its Restricted Subsidiaries on that date, PLUS the amount (if any) by which the after tax restructuring charge applicable to the Borrower's fiscal quarter ending December 31, 1993 exceeds the net after tax gain from the sale of the Divestiture Assets, MINUS the aggregate Intangible Assets of Borrower and its Restricted Subsidiaries that were acquired or arose on or after the Closing Date.

          1.6 DEFINITION OF TNW ADJUSTMENT AMOUNT. Section 1 of the Loan Agreement is amended by adding a definition of "TNW Adjustment Amount" as follows:

          "TNW ADJUSTMENT AMOUNT" means the amount, if any, by which the actual Tangible Net Worth as of the end of the Fiscal Quarter immediately preceding the designation by the Borrower of any one or more of MagneTek Europe N.V. and its Subsidiaries as Restricted Subsidiaries pursuant to
     SECTION 1.7 exceeds the required Tangible Net Worth as of the end of such Fiscal Quarter.

          1.7 AMENDMENT OF TANGIBLE NET WORTH COVENANT. Section 6.14 of the Loan Agreement is amended by adding thereto the following:

          Notwithstanding the foregoing, after the designation by the Borrower of any one or more of MagneTek Europe N.V. and its Subsidiaries as Restricted Subsidiaries pursuant to SECTION 1.7, the Borrower shall not permit Tangible Net Worth, as of the last day of each Fiscal Quarter, to be less than the sum of (a) consolidated Shareholder's Equity of the Borrower as of the end of the Fiscal Quarter immediately preceding such designation, MINUS the TNW Adjustment Amount, PLUS (b) an amount equal to 50% of the Net Income earned in each Fiscal Quarter subsequent to the Fiscal Quarter immediately preceding such designation (with no deduction for a net loss in any such Fiscal Quarter), PLUS (c) an amount equal to 75% of the aggregate net cash proceeds received by the Borrower subsequent to the Fiscal Quarter immediately preceding such designation from (i) the issuance and sale (other than to a Subsidiary of Borrower) of capital stock (or warrants or options to purchase capital stock) other than Disqualified Stock or (ii) the conversion or exchange of any debt or any equity security into capital stock other than Disqualified Stock.



          1.8 AMENDMENT OF LEVERAGE RATIO. Section 6.15 of the Loan Agreement is amended to read in its entirety as follows:

          6.15 LEVERAGE RATIO. Permit the Leverage Ratio, as of the last day of each Fiscal Quarter ending during a period or at the date described below, to be greater than the ratio set forth opposite such period or date:

               Period                           Ratio
               ------                           -----

     Closing Date through June 29, 1993      .82 to 1.00

     June 30, 1993 through December 31,      .80 to 1.00
     1994

     March 31, 1994                          .88 to 1.00

     June 30, 1994 through September 30,     .85 to 1.00
     1994

     December 31, 1994                       .67 to 1.00

     March 31, 1995 and thereafter           .65 to 1.00

          1.9 AMENDMENT OF INTEREST CHARGE COVERAGE. Section 6.16 of the Loan Agreement is amended to read in its entirety as follows:

          6.16 INTEREST CHARGE COVERAGE. Permit Interest Charge Coverage, as of the last day of each Fiscal Quarter ending during a period described below, to be less than the ratio set forth opposite such period:

               Period                            Ratio
               ------                            -----

     Closing Date through June 30, 1993      2.20 to 1.00

     September 30, 1993                      2.30 to 1.00

     December 31, 1993                       1.40 to 1.00

     March 31, 1994                          1.00 to 1.00

     June 30, 1994                           1.20 to 1.00

     September 30, 1994                      1.30 to 1.00

     December 31, 1994                       1.40 to 1.00

     March 31, 1995                          1.80 to 1.00

     June 30, 1995                           2.00 to 1.00

     September 30, 1995 and thereafter       2.40 to 1.00


          1.10 AMENDMENT OF FIXED CHARGE COVERAGE. Section 6.17 of the Loan Agreement is amended to read in its entirety as follows:

          6.17 FIXED CHARGE COVERAGE. Permit the Fixed Charge Coverage, as of the last day of each Fiscal Quarter ending during a period described below, to be less than the ratio set forth opposite such period:

               Period                            Ratio
               ------                            -----

     Closing Date through June 30, 1993      1.80 to 1.00

     September 30, 1993                      1.35 to 1.00

     December 31, 1993                       0.78 to 1.00

     March 31, 1994                          0.95 to 1.00

     June 30, 1994                           1.10 to 1.00

     September 30, 1994                      1.30 to 1.00

     December 31, 1994                       1.40 to 1.00

     March 31, 1995                          1.65 to 1.00

     June 30, 1995                           1.85 to 1.00

     September 30, 1995                      2.00 to 1.00

     December 31, 1995 and thereafter        2.20 to 1.00

          1.11 NET CASH PROCEEDS. The following new Section 5.13 shall be added to the Loan Agreement:

          5.13 NET CASH PROCEEDS. As soon as reasonably practicable following receipt by the Borrower of any Net Cash Proceeds from the Divestiture Assets, apply such Net Cash Proceeds to reduce the Notes and/or the Senior Notes in accordance with the respective terms thereof.




                              ARTICLE II - CONSENT

          2.1  CONSENT TO DESIGNATION OF RESTRICTED SUBSIDIARIES.  Pursuant to
Section 1.7 of the Loan Agreement, the Banks consent to the designation by the Borrower of any one or more of MagneTek Europe N.V. and its Subsidiaries listed on Schedule I as Restricted Subsidiaries, the effectiveness of such consent and designation to be subject, however, to the following conditions: (i) after the effective date of this Amendment the Borrower shall have received not less than $45,000,000 of Net Cash Proceeds from the sale of Divestiture Assets and shall have so certified to the Administrative Agent, (ii) the Administrative Agent shall have received a notice from the Borrower specifying which Subsidiaries of MagneTek Europe N.V. shall, together with MagneTek Europe N.V., become Restricted Subsidiaries (MagneTek Europe N.V. and such Subsidiaries being called collectively the "Designated Subsidiaries"), (iii) no Default or Event of Default shall have occurred or be continuing or result from such designation and the Borrower shall have so certified to the Administrative Agent, and (iv) the Borrower shall have furnished or cause to be furnished to the Collateral Agent under the Intercreditor Agreement a first and prior perfected lien on all of the stock or equity interest of (x) MagneTek Europe N.V. and (y) any Designated Subsidiary which is then a Subsidiary of the Borrower but is not then a Subsidiary of MagneTek Europe N.V., such pledge and security interest to be accompanied by documentation (including pledge agreement, resolutions, and opinion of counsel) in form and substance acceptable to the Administrative Agent and its counsel.

          It being understood that references in this Amendment to the designation by the Borrower of any one or more of MagneTek Europe N.V. and its Subsidiaries as Restricted Subsidiaries shall mean a designation in accordance with this SECTION 2.1.

          2.2 RESERVATION. Nothing in this Agreement constitutes a waiver by the Banks of any right to consent to the disposition of assets pursuant to
Section 6.3, 6.8 or 6.10 of the Loan Agreement or to consent to the release of any collateral pursuant to Section 11.2 of the Loan Agreement or Section 5 of the Intercreditor Agreement, it being understood that the Banks expressly reserve the right to consent to any such disposition or release, provided that for this purpose the sale of the Divestiture Assets to the extent in compliance with Section 6.3 of the Loan Agreement shall not be deemed a violation of
Section 6.8 of the Loan Agreement.





                              ARTICLE III - GENERAL

          3.1 AMENDMENT FEE. In connection with this Amendment, the Borrower agrees to pay to the Administrative Agent, for the respective accounts of the Banks, pro rata according to their Pro Rata Share of the Commitment, in immediately available funds, an amendment fee equal to 0.15% of the Commitment.

          3.2 REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment, the Borrower represents and warrants to the Agents and the Banks that (a) the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.8, 4.9, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.19 and 4.20 of the
Loan Agreement are true and correct as of the date hereof as though such representations and warranties were made on the date hereof, and (b) the Borrower is in the process of amending its Note Purchase Agreement relating to the Senior Notes and upon execution thereof, the Borrower will furnish a certified copy to the Agents and each Bank.

          3.3 COUNTERPARTS. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this

Amendment when taken together will be deemed to be but one and the same
Amendment.

          3.4 EFFECTIVENESS. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following: (i) the amendment fee referred to in Section 3.1, and (ii) counterparts of this Amendment executed by the Borrower and by the Majority Banks (whether on the same or different counterparts). Upon receipt by the Administrative Agent of the foregoing, this Amendment shall become effective as of the date hereof and the Administrative Agent shall so inform all of the parties hereto.

          3.5 REAFFIRMATION. As herein amended or modified, the Loan Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          3.6 DEFINITIONS. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement. On and after the effective date hereof, each reference in the Loan Agreement and the related documents to "Loan Agreement," "this Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

          3.7 COSTS AND EXPENSES. The Borrower agrees to pay all reasonable fees and out-of-pocket costs and expenses of McDermott, Will & Emery as counsel to the Administrative Agent in connection with the preparation of this Amendment, all pursuant to itemized statement(s) to be submitted to the Borrower by McDermott, Will & Emery.

          3.8 BINDING AGREEMENT. This Amendment shall be binding upon the Borrower, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.


                               *        *        *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              BORROWER:

                              MAGNETEK, INC.


                              By: ______________________________
                                  Name:
                                  Title:


                              THE BANKS:

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:


                              CONTINENTAL BANK N.A., as a Bank


                              By: ______________________________
                                  Name:
                                  Title:


                              CIBC INC., as a Bank


                              By: ______________________________
                                  Name:
                                  Title:


                              NATIONAL CITY BANK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:

                              NATIONSBANK OF TEXAS, N.A., as a
                                Bank


                              By: ______________________________
                                  Name:
                                  Title:


                              THE BANK OF NEW YORK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:


                              CHEMICAL BANK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:


                              THE BANK OF CALIFORNIA, N.A., as a
                                Bank


                              By: ______________________________
                                  Name:
                                  Title:


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LTD., as a Bank


                              By: ______________________________
                                  Name:
                                  Title:

                           FOURTH AMENDMENT AND WAIVER

                            Dated as of June 21, 1994

                                       To

                                 LOAN AGREEMENT

                           Dated as of April 28, 1993


          This FOURTH AMENDMENT AND WAIVER dated as of June 21, 1994 (this "Amendment") is entered into by and among MagneTek, Inc., a Delaware Corporation (the "Borrower") and each of the banks or financial institutions listed below (collectively, the "Banks" and each individually, a "Bank"), Continental Bank N.A., as Administrative Agent and Bank of America National Trust and Savings Association, as Arranging Agent (collectively the "Agents").

          WHEREAS, the Borrower has entered into a Loan Agreement, dated as of April 28, 1993, by and among the Borrower, the Banks and the Agents, as amended (the "Loan Agreement");

          WHEREAS, the Borrower and MagneTek Controls, Inc. ("MagneTek Controls") have entered into an Agreement, pursuant to which (i) each has agreed to sell, in the case of MagneTek Controls, all or substantially all of its assets and in the case of the Borrower, substantially all of the assets of its Transducers Division, and (ii) the purchaser has agreed to assume the liabilities related to such assets, for an aggregate purchase price of $46,000,000, subject to adjustment upward or downward based on the closing balance sheet, as to which $43,700,000 is payable in cash on or about June 30, 1994 or such other date agreed to by the Borrower and MagneTek Controls (the "Proposed Sale of MagneTek Controls");

          WHEREAS, the Borrower now desires that the Banks amend, modify or clarify the Loan Agreement in certain respects as set forth below.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

              ARTICLE I - AMENDMENTS, WAIVERS, CONFIRMATIONS, ETC.

          In reliance on the Borrower's representations and warranties set forth in SECTION 2.1 below, as of the date hereof the Majority Banks hereby:

          1.1  DISPOSITION OF PROPERTY.   (i) Waive the requirements of Section
6.3 of the Loan Agreement to the extent necessary to permit the Proposed Sale of MagneTek Controls, and (ii) agree that the Net Cash Proceeds generated from such sale shall be excluded from the calculation in Section 6.3(a)(ii).

          1.2 CHANGE IN NATURE OF BUSINESS. Confirm that any Disposition of Property permitted pursuant to Section 6.3 or consented to by a waiver of
Section 6.3 shall automatically constitute an acknowledgement that the Disposition is not deemed to result in a material change in the nature of the business of the Borrower and its Restricted Subsidiaries for purposes of Section 6.8.

          1.3 SALE OF ACCOUNTS RECEIVABLE. Amend Section 6.10 of the Loan Agreement by inserting the following in the second line immediately after the words "accounts receivable":

     (other than accounts receivable comprising part of a Disposition of Property permitted pursuant to Section 6.3 or consented to by a waiver of
     Section 6.3)

          1.4  INVESTMENTS AND ACQUISITIONS.  Confirm that nothing contained in
Section 6.18 of the Loan Agreement is deemed to prohibit the making of any loan or advance to the Borrower by any of the Restricted Subsidiaries (including any advance of the Net Cash Proceeds from any sale of Divestiture Assets, including, without limitation, the Net Cash Proceeds of the Proposed Sale of MagneTek Controls).


                              ARTICLE II - GENERAL

          2.1 REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment, the Borrower represents and warrants to the Agents and the Banks that the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.8, 4.9, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.19 and 4.20 of the Loan
Agreement are true and correct as of the date hereof as though such representations and warranties were made on the date hereof.

          2.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment when taken together will be deemed to be but one and the same Amendment.

          2.3 EFFECTIVENESS. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower and by the Majority Banks (whether on the same or different counterparts). Upon receipt by the Administrative Agent of the foregoing, this Amendment shall become effective as of the date hereof and the Administrative Agent shall so inform all of the parties hereto.

          2.4 REAFFIRMATION. As herein amended or modified, the Loan Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          2.5 DEFINITIONS. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement. On and after the effective date hereof, each reference in the Loan Agreement and the related documents to "Loan Agreement," "this Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

          2.6 COSTS AND EXPENSES. The Borrower agrees to pay all reasonable fees and out-of-pocket costs and expenses of McDermott, Will & Emery as counsel to the Administrative Agent in connection with the preparation of this Amendment, all pursuant to itemized statement(s) to be submitted to the Borrower by McDermott, Will & Emery.

          2.7 BINDING AGREEMENT. This Amendment shall be binding upon the Borrower, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.


                               *        *        *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              BORROWER:

                              MAGNETEK, INC.


                              By:  /s/ John P. Colling, Jr.
                                  -------------------------------
                                  Name:  John P. Colling, Jr.
                                  Title: Vice President and
                                         Treasurer


                              THE BANKS:

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Bank


                              By:  /s/ Yvonne C. Dennis
                                  -------------------------------
                                  Name:  Yvonne C. Dennis
                                  Title: Vice President


                              CONTINENTAL BANK N.A., as a Bank


                              By:  /s/ Wyatt Ritchie
                                  -------------------------------
                                  Name:  Wyatt Ritchie
                                  Title: Vice President


                              CIBC INC., as a Bank


                              By:  /s/ Paul J. Chakmak
                                  -------------------------------
                                  Name:  Paul J. Chakmak
                                  Title: Vice President


                              NATIONAL CITY BANK, as a Bank


                              By:
                                  -------------------------------
                                  Name:
                                  Title:

                              NATIONSBANK OF TEXAS, N.A., as a
                                Bank


                              By:  /s/ Andrea Collias
                                  -------------------------------
                                  Name:  Andrea Collias
                                  Title: Assistant Vice President


                              THE BANK OF NEW YORK, as a Bank


                              By:  /s/ Craig Rethmeyer
                                  -------------------------------
                                  Name:  Craig Rethmeyer
                                  Title: Vice President


                              CHEMICAL BANK, as a Bank


                              By:  /s/ Elaine D. Grant
                                  -------------------------------
                                  Name:  Elaine D. Grant
                                  Title: Vice President


                              THE BANK OF CALIFORNIA, N.A., as a
                                Bank


                              By:  /s/ Scott Lane
                                  -------------------------------
                                  Name:  Scott Lane
                                  Title: Vice President


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LTD., as a Bank


                              By:  /s/ Genichi Imai
                                  -------------------------------
                                  Name:  Gnichi Imai
                                  Title: Joint General Manager

                       FIFTH AMENDMENT AND LIMITED WAIVER

                         Dated as of September 12, 1994

                                       To

                                 LOAN AGREEMENT

                           Dated as of April 28, 1993


          This FIFTH AMENDMENT AND LIMITED WAIVER dated as of September 12, 1994 (this "Amendment") is entered into by and among MagneTek, Inc., a Delaware Corporation (the "Borrower"), each of the banks or financial institutions listed below (collectively, the "Banks" and each individually, a "Bank") and Bank of America Illinois (formerly known as Continental Bank), as Administrative Agent and Bank of America National Trust and Savings Association, as Arranging Agent (collectively the "Agents").

          WHEREAS, the Borrower has entered into a Loan Agreement, dated as of April 28, 1993, by and among the Borrower, the Banks and the Agents, as amended (the "Loan Agreement");

          WHEREAS, the Borrower now desires that each of the Banks (i) amend the Loan Agreement so as to reduce the Commitment and amend Schedule 1.1A, and (ii) waive a condition precedent under the Loan Agreement so as to permit the Banks to make Advances under the Loan Agreement despite the existence of a Default or Event of Default.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                    ARTICLE I - AMENDMENT AND LIMITED WAIVER

          1.1 AMENDMENT. Pursuant to SECTION 2.6 of the Loan Agreement, the Borrower hereby reduces permanently and irrevocably the Commitment from $200,000,000 to $150,000,000, and the definition of Commitment is amended to reflect such reduction. Schedule 1.1A to the Loan Agreement is amended by substituting a new Schedule 1.1A which is attached hereto as EXHIBIT A.

          1.2  LIMITED WAIVER.   In connection with the making of an Advance,
the Banks hereby waive through September 30, 1994, only, the condition of
Section 8.2 of the Loan Agreement that the representations and warranties contained in Section 4.12 of the Loan Agreement be true and correct as of the date of such Advance, it being understood that such limited waiver is not to be considered a waiver generally or for any other purpose or for any period after September 30, 1994. The limited waiver granted hereby does not constitute a waiver of any Default or Event of Default existing on the date of this Amendment, including, without limitation as described in
SECTION 2.1 hereof. The Banks hereby expressly reserve all rights and remedies in law, equity or pursuant to the Loan Agreement they have as a consequence of such Defaults or Events of Default. Upon the expiration of this limited waiver, the Banks may exercise any of their rights, remedies, powers or privileges under the Loan Agreement without limitation, including declaring an Event of Default based upon the Borrower's failure to thereafter be in compliance with such provisions as in effect prior to the modification set forth herein.


                              ARTICLE II - GENERAL

          2.1 REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment, the Borrower (i) represents and warrants to the Agents and the Banks that the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.8, 4.9, 4.11, 4.13, 4.14, 4.15, 4.16, 4.19 and 4.20 of the Loan
Agreement are true and correct as of the date hereof as though such representations and warranties were made on the date hereof, and (ii) acknowledges that a Default exists by reason of the Borrower's failure be in compliance with SECTIONS 6.16 and 6.17 of the Loan Agreement.

          2.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment when taken together will be deemed to be but one and the same Amendment.

          2.3 EFFECTIVENESS. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower and by the Majority Banks (whether on the same or different counterparts). Upon receipt by the Administrative Agent of the foregoing, this Amendment shall become effective as of the date hereof and the Administrative Agent shall so inform all of the parties hereto.

          2.4 REAFFIRMATION. As herein modified, the Loan Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          2.5 DEFINITIONS. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement. On and after the effective date hereof, each reference in the Loan Agreement and the related documents to "Loan Agreement," "this Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

          2.6 COSTS AND EXPENSES. The Borrower agrees to pay all reasonable fees and out-of-pocket costs and expenses of McDermott, Will & Emery as counsel to the Administrative Agent in connection with the preparation of this Amendment, all pursuant to itemized statement(s) to be submitted to the Borrower by McDermott, Will & Emery.

          2.7 BINDING AGREEMENT. This Amendment shall be binding upon the Borrower, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.


                               *        *        *

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              BORROWER:

                              MAGNETEK, INC.


                              By:_______________________________
                                  Name:
                                  Title:


                              AGENT:

                              BANK OF AMERICA ILLINOIS, as Administrative Agent


                              By:_______________________________
                                  Name:
                                  Title:


                              THE BANKS:

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Bank


                              By:_______________________________
                                  Name:
                                  Title:


                              BANK OF AMERICA ILLINOIS, as a Bank


                              By:_______________________________
                                  Name:
                                  Title:

                              CIBC INC., as a Bank


                              By:_______________________________
                                  Name:
                                  Title:


                              NATIONAL CITY BANK, as a Bank


                              By: ______________________________
                                  Name:
                                  Title:


                              NATIONSBANK OF TEXAS, N.A., as a
                                Bank


                              By:_______________________________
                                  Name:
                                  Title:


                              THE BANK OF NEW YORK, as a Bank


                              By:_______________________________
                                  Name:
                                  Title:


                              CHEMICAL BANK, as a Bank


                              By:_______________________________
                                  Name:
                                  Title:

                              THE BANK OF CALIFORNIA, N.A., as a
                                Bank


                              By:_______________________________
                                  Name:
                                  Title:


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LTD., as a Bank


                              By:_______________________________
                                  Name:
                                  Title:

                                                              Exhibit A to Fifth
                                                            Amendment and Waiver

                                                                   Schedule 1.1A
                                                               to Loan Agreement


                                Bank Commitments
                                ----------------


                                                 COMMITMENT        PRO RATA
BANK                                               AMOUNT            SHARE
- - ----------------------------------------------------------------------------

Bank of America National
 Trust and Savings Association                  $ 20,625,000        13.7500%
- - ----------------------------------------------------------------------------
Bank of America Illinois                          20,625,000        13.7500%
- - ----------------------------------------------------------------------------
CIBC Inc.                                         18,750,000        12.5000%
- - ----------------------------------------------------------------------------
National City Bank                                18,750,000        12.5000%
- - ----------------------------------------------------------------------------
NationsBank of Texas, N.A.                        18,750,000        12.5000%
- - ----------------------------------------------------------------------------
The Bank of New York                              18,750,000        12.5000%
- - ----------------------------------------------------------------------------
Chemical Bank                                     11,250,000         7.5000%
- - ----------------------------------------------------------------------------
The Bank of California, N.A.                      11,250,000         7.5000%
- - ----------------------------------------------------------------------------
The Long Term Credit Bank of
 Japan, Ltd.                                      11,250,000         7.5000%

                                                ------------       --------
- - ----------------------------------------------------------------------------
Total Commitment                                $150,000,000       100.0000%
- - ----------------------------------------------------------------------------
- - ----------------------------------------------------------------------------



                           SIXTH AMENDMENT AND WAIVER

                         Dated as of September 29, 1994

                                       To

                                 LOAN AGREEMENT

                           Dated as of April 28, 1993


          This SIXTH AMENDMENT AND WAIVER dated as of September 29, 1994 (this "Amendment") is entered into by and among MagneTek, Inc., a Delaware Corporation (the "Borrower"), each of the banks or financial institutions listed below (collectively, the "Banks" and each individually, a "Bank") and Bank of America Illinois (formerly known as Continental Bank), as Administrative Agent (the "Administrative Agent") and Bank of America National Trust and Savings Association, as Arranging Agent (together with the Administrative Agent, the "Agents").

          WHEREAS, the Borrower has entered into a Loan Agreement, dated as of April 28, 1993, by and among the Borrower, the Banks and the Agents, as amended (the "Loan Agreement");

          WHEREAS, the capital stock of the Guarantors (the "Pledged Collateral") is pledged to the Collateral Agent for the benefit of the Benefitted Parties (as defined in the Intercreditor Agreement) including but not limited to the Banks and such Guarantors have also issued Subsidiary Guaranties to the Collateral Agent for the benefit of the Benefitted Parties;

          WHEREAS, the Borrower intends to enter into agreements pursuant to which it will sell the Pledged Collateral of certain of the Guarantors and the Borrower desires that such Pledged Collateral and certain Subsidiary Guaranties be released to allow for such sales;

          WHEREAS, the Borrower now desires that each of the Banks (i) amend the Loan Agreement in certain respects, and (ii) release certain Pledged Collateral and Subsidiary Guaranties of the Guarantors upon the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                             ARTICLE I - AMENDMENTS

          1.1 ADDITIONAL DEFINITIONS. Section 1 of the Loan Agreement is amended by adding the following definitions in alphabetical order:

     "EBITDA" means, with respect to any fiscal period, Net Income for such fiscal period, PLUS (a) Interest Charges of Borrower and its Restricted Subsidiaries, PLUS (b) taxes on or measured by net income of Borrower and its Restricted Subsidiaries, PLUS (c) depreciation of Borrower and its Restricted Subsidiaries, PLUS (d) amortization of Borrower and its Restricted Subsidiaries, in each case as charged against revenues to arrive at Net Income for such fiscal period; PROVIDED that, for purposes of the foregoing (i) Net Income for any Fiscal Quarter during which Borrower purchased or redeemed any Indebtedness at a premium over the face amount thereof shall be adjusted by adding back the amount of such premium (but not in excess of $10,000,000 for all Fiscal Quarters after the Closing Date in the aggregate) and (ii) EBITDA for the Fiscal Quarter ending September 30, 1994 and thereafter shall be calculated based solely on continuing operations in accordance with GAAP. Notwithstanding any provision in the Loan Agreement to the contrary, EBITDA (i) for the Fiscal Quarter ending June 30, 1994, shall be based solely on the period consisting of the two consecutive Fiscal Quarters ending June 30, 1994 taken as a single fiscal period, (ii) for the Fiscal Quarter ending September 30, 1994 shall be based solely on the period consisting of three consecutive fiscal quarters ending September 30, 1994 taken as a single fiscal period, and (iii) for any Fiscal Quarter ending on or after December 31, 1994 shall be based on the period consisting of the four consecutive Fiscal Quarters then ending, taken as a single fiscal period.

     "FUNDED DEBT/EBITDA RATIO" means, as of the last day of any Fiscal Quarter (INCLUDING the last day of a Fiscal Quarter which is also the last day of a Fiscal Year), the RATIO of (a) Funded Debt for the Fiscal Quarter then ended to (b) EBITDA for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters; PROVIDED, that if EBITDA is based on any fiscal period consisting of less than four (4) Fiscal Quarters, EBITDA shall be annualized by multiplying EBITDA by a fraction the numerator of which is 4 and the denominator of which is the number of Fiscal Quarters in such fiscal period.


          1.2 AMENDMENT TO DEFINITIONS. The following definitions are hereby amended to read in their entirety as follows:

     "APPLICABLE ALTERNATE BASE RATE MARGIN" means, for each Pricing Period, the interest rate set forth below (expressed in basis points) opposite the Funded Debt/EBITDA Ratio as of the last day of the Related Fiscal Quarter:

          Funded Debt/EBITDA Ratio           Margin
          ------------------------           ------

          Less than 2.0 to 1                  0.0

          2.0 to 1 or greater,
          but less than 3.0 to 1             12.5

          3.0 to 1 or greater,
          but less than 4.0 to 1             25.0

          4.0 to 1 or greater,
          but less than 5.0 to 1             50.0

          5.0 to 1 or greater                75.0

     PROVIDED, however, that if on such last day of the Related Fiscal Quarter an Event of Default existed and the Event of Default continues to exist on the first day of the Pricing Period, then the Applicable Alternate Base Rate Margin shall be the HIGHER of (a) the interest rate set forth above opposite the Funded Debt/EBITDA Ratio for the Related Fiscal Quarter or (b) the interest rate in effect for the immediately preceding Pricing Period.


     "APPLICABLE CD RATE MARGIN" means, for each Pricing Period, the interest rate set forth below (expressed in basis points) opposite the Funded Debt/EBITDA Ratio as of the last day of the Related Fiscal Quarter:

          Funded Debt/EBITDA Ratio           Margin
          ------------------------           ------

          Less than 2.0 to 1                 137.5

          2.0 to 1 or greater,
          but less than 3.0 to 1             150.0

          3.0 to 1 or greater,
          but less than 4.0 to 1             162.5

          4.0 to 1 or greater,
          but less than 5.0 to 1             187.5

          5.0 to 1 or greater                212.5

     PROVIDED, however, that if on such last day of the Related Fiscal Quarter an Event of Default existed and the Event of Default continues to exist on the first day of the Pricing Period, then the Applicable CD Rate Margin shall be the HIGHER of (a) the interest rate set forth above opposite the Funded Debt/EBITDA Ratio for the Related Fiscal Quarter or (b) the interest rate in effect for the immediately preceding Pricing Period.


     "APPLICABLE EURODOLLAR RATE MARGIN" means, for each Pricing Period, the interest rate set forth below (expressed in basis points) opposite the Funded Debt/EBITDA Ratio as of the last day of the Related Fiscal Quarter:

          Funded Debt/EBITDA Ratio           Margin
          ------------------------           ------

          Less than 2.0 to 1                 100.0

          2.0 to 1 or greater,
          but less than 3.0 to 1             125.0

          3.0 to 1 or greater,
          but less than 4.0 to 1             150.0

          4.0 to 1 or greater,
          but less than 5.0 to 1             175.0

          5.0 to 1 or greater                200.0

     PROVIDED, however, that if on such last day of the Related Fiscal Quarter an Event of Default existed and the Event of Default continues to exist on the first day of the Pricing Period, then the Applicable Eurodollar Rate Margin shall be the HIGHER of (a) the interest rate set forth above opposite the Funded Debt/EBITDA Ratio for the Related Fiscal Quarter or (b) the interest rate in effect for the immediately preceding Pricing Period.


     "APPLICABLE FINANCIAL SLC FEE RATE" means, for each Pricing Period, the standby letter of credit fee rate set forth below (expressed in basis points) opposite the Funded Debt/EBITDA Ratio as of the last day of the Related Fiscal Quarter:

          Funded Debt/EBITDA Ratio           Margin
          ------------------------           ------

          Less than 2.0 to 1                 100.0

          2.0 to 1 or greater,
          but less than 3.0 to 1             125.0

          3.0 to 1 or greater,
          but less than 4.0 to 1             150.0

          4.0 to 1 or greater,
          but less than 5.0 to 1             175.0

          5.0 to 1 or greater                200.0

     PROVIDED, however, that if on such last day of the Related Fiscal Quarter an Event of Default existed and the Event of Default continues to exist on the first day of the Pricing Period, then the Applicable Financial SLC Fee Rate shall be the HIGHER of (a) the fee rate set forth above opposite the Funded Debt/EBITDA Ratio for the Related Fiscal Quarter or (b) the fee rate in effect for the immediately preceding Pricing Period.


     "APPLICABLE PERFORMANCE SLC FEE RATE" means, for each Pricing Period, the standby letter of credit fee rate set forth below (expressed in basis points) opposite the Funded Debt/EBITDA Ratio as of the last day of the Related Fiscal Quarter:

          Funded Debt/EBITDA Ratio           Margin
          ------------------------           ------

          Less than 2.0 to 1                  87.5

          2.0 to 1 or greater,
          but less than 3.0 to 1             112.5

          3.0 to 1 or greater,
          but less than 4.0 to 1             125.0

          4.0 to 1 or greater,
          but less than 5.0 to 1             137.5

          5.0 to 1 or greater                162.5

     PROVIDED, however, that if on such last day of the Related Fiscal Quarter an Event of Default existed and the Event of Default continues to exist on the first day of the Pricing Period, then the Applicable Performance SLC Fee Rate shall be the HIGHER of (a) the fee rate set forth above opposite the Funded Debt/EBITDA Ratio for the Related Fiscal Quarter or (b) the fee rate in effect for the immediately preceding Pricing Period.


     "EBIT" means, with respect to any fiscal period, Net Income for such fiscal period, PLUS (a) Interest Charges of Borrower and its Restricted Subsidiaries, PLUS (b) taxes on or measured by net income of Borrower and its Restricted Subsidiaries, in each case as charged against revenues to arrive at Net Income for such fiscal period; PROVIDED that, for purposes of the foregoing (i) Net Income for any Fiscal Quarter during which Borrower purchased or redeemed any Indebtedness at a premium over the face amount thereof shall be adjusted by adding back the amount of such premium (but not in excess of $10,000,000 for all Fiscal Quarters after the Closing Date in the aggregate) and (ii) EBIT for the Fiscal Quarter ending September 30, 1994 and thereafter shall be calculated based solely on continuing operations in accordance with GAAP. Notwithstanding any provision in the Loan Agreement to the contrary, EBIT (i) for the Fiscal Quarter ending June 30, 1994, shall be based solely on the period consisting of the two consecutive Fiscal Quarters ending June 30, 1994 taken as a single fiscal period, (ii) for the Fiscal Quarter ending September 30, 1994 shall be based solely on the period consisting of three consecutive fiscal quarters ending September 30, 1994 taken as a single fiscal period, and (iii) for any Fiscal Quarter ending on or after December 31, 1994 shall be based on the period consisting of the four consecutive Fiscal Quarters then ending, taken as a single fiscal period.


     "PRICING PERIOD" means, with respect to any Fiscal Quarter, the three (3) calendar month period commencing two (2) months after the end of such Fiscal Quarter; PROVIDED, HOWEVER, that with respect to the Fiscal Quarter ending June 30, 1994, Pricing Period means the two (2) calendar month period commencing September 30, 1994.


          1.3 AMENDMENT OF CERTAIN FINANCIAL COVENANTS. Sections 6.15, 6.16 and 6.17 of the Loan Agreement are amended to read in their entirety as follows:

          6.15 LEVERAGE RATIO. Permit the Leverage Ratio, as of the last day of each Fiscal Quarter ending during a period or at the date described below, to be greater than the ratio set forth opposite such period or date:

               Period                           Ratio
               ------                           -----

     Closing Date through June 29, 1993      .82 to 1.00

     June 30, 1993 through December 31,      .80 to 1.00
     1994

     March 31, 1994                          .88 to 1.00

     June 30, 1994                           .85 to 1.00

     September 30, 1994                      .88 to 1.00

     December 31, 1994                       .81 to 1.00

     March 31, 1995                          .76 to 1.00

     June 30, 1995                           .74 to 1.00

     September 30, 1995 and thereafter       .65 to 1.00


          6.16 INTEREST CHARGE COVERAGE. Permit Interest Charge Coverage, as of the last day of each Fiscal Quarter ending during a period described below, to be less than the ratio set forth opposite such period:

               Period                            Ratio
               ------                            -----

     Closing Date through June 30, 1993      2.20 to 1.00

     September 30, 1993                      2.30 to 1.00

     December 31, 1993                       1.40 to 1.00

     March 31, 1994                          1.00 to 1.00

     June 30, 1994                           1.20 to 1.00

     September 30, 1994                       .93 to 1.00

     December 31, 1994                        .98 to 1.00

     March 31, 1995                          1.25 to 1.00

     June 30, 1995                           1.84 to 1.00

     September 30, 1995 and thereafter       2.00 to 1.00


it being understood that the foregoing ratio shall be calculated using all Interest Charges for both continuing and discontinued operations.

          6.17 FIXED CHARGE COVERAGE. Permit the Fixed Charge Coverage, as of the last day of each Fiscal Quarter ending during a period described below, to be less than the ratio set forth opposite such period:

               Period                            Ratio
               ------                            -----

     Closing Date through June 30, 1993      1.80 to 1.00

     September 30, 1993                      1.35 to 1.00

     December 31, 1993                       0.78 to 1.00

     March 31, 1994                          0.95 to 1.00

     June 30, 1994                           1.10 to 1.00

     September 30, 1994                       .91 to 1.00

     December 31, 1994                        .91 to 1.00

     March 31, 1995                          1.02 to 1.00

     June 30, 1995                           1.45 to 1.00

     September 30, 1995 and thereafter       1.50 to 1.00


it being understood that the foregoing ratio shall be calculated using all Interest Charges for both continuing and discontinued operations.

          1.4 AMENDMENT OF ADDITIONAL COVENANT. Section 5.13 of the Loan Agreement is amended to read in its entirety as follows:

          5.13 CASH CONSIDERATION. As soon as reasonably practicable following receipt by the Borrower of any cash consideration from the Divestiture Assets, apply such cash consideration as follows:

          (a) The first $22,500,000 of cash consideration from Divestiture Assets received after September 29, 1994 shall be used to repay the Notes;

          (b) At least 50% of cash consideration from Divestiture Assets received thereafter shall be used to repay the Notes and, notwithstanding any restriction in Section 6.1 of the Loan Agreement, the remaining cash consideration from Divestiture Assets shall be used to repurchase the Senior Notes;

          (c) Concurrent with each repayment of the Notes provided for above, the Commitment shall permanently and irrevocably be reduced by the amount of such repayment; PROVIDED that the Commitment shall not be reduced below $100,000,000. Upon such reduction of the Commitment (i) the definition of Commitment shall automatically be amended to reflect such reduction, (ii)
     Schedule 1.1A to the Loan Agreement shall be amended to reflect a pro rata reduction in each Bank's portion of the Commitment and (iii) the Administrative Agent shall promptly thereafter distribute a revised
     Schedule 1.1A to each of the Banks and the Company.

          (d) Notwithstanding the foregoing, if at the time of such repayment the amount due under the Notes is reduced to zero the Borrower shall not be required to further repay the Notes and the remaining cash consideration from Divestiture Assets shall be used to repurchase the Senior Notes; PROVIDED, HOWEVER, that the Commitment shall still be permanently and irrevocably reduced by 50% of the cash consideration from such Divestiture Assets, but in no event shall the Commitment be reduced below $100,000,000


          1.5 ADDITION OF NEW COVENANT. The following new Section 6.20 is hereby added to the Loan Agreement, as follows:

          6.20 PREPAYMENT OF SENIOR NOTES. Make any redemption or other prepayment on the Senior Notes or make any payment or deposit with any Person that has the effect of providing for the satisfaction of all or any portion of the Senior Notes ("Senior Note Prepayment") other than (i) a scheduled payment or (ii) as provided in Section 5.13 of the Loan Agreement; PROVIDED that, notwithstanding Section 5.9 of the Loan Agreement, the Borrower may use proceeds of the Loans to make a Senior Note Prepayment if and only if each of the following conditions is satisfied:

          (a) immediately prior to such Senior Note Prepayment no Loans are outstanding under the Loan Agreement;

          (b) the Interest Charge Coverage as of the last day of the Fiscal Quarter preceding such Senior Note Prepayment, is not less than the ratio applicable to such Fiscal Quarter, as follows:

     Fiscal Quarter Ending                       Ratio
     ---------------------                       -----

     December 31, 1994                       1.50 to 1.00

     March 31, 1995 and thereafter           2.25 to 1.00

     it being understood that solely for purposes of this Section 6.20, Interest Charge Coverage shall be calculated for the fiscal period consisting solely of such Fiscal Quarter; and

          (c) the Leverage Ratio, as of the last day of the Fiscal Quarter preceding such Senior Note Prepayment, is not greater than the ratio applicable to such Fiscal Quarter, as follows:

     Fiscal Quarter Ending                      Ratio
     ---------------------                      -----

     December 31, 1994                       .73 to 1.00

     March 31, 1995 and thereafter           .70 to 1.00;


          1.6 AMENDMENT OF FINANCIAL AND BUSINESS INFORMATION. Section 7.1(b) of the Loan Agreement is amended to read in its entirety as follows:

          (b) As soon as practicable, and in any event within 45 days after the end of the fourth Fiscal Quarter in a Fiscal Year, a Certificate of a Responsible Official setting forth the Funded Debt/EBITDA Ratio as of the last day of such Fiscal Quarter, and providing reasonable detail as to the calculation thereof, which calculation shall be based on the preliminary unaudited financial statements of Borrower and its Subsidiaries for such Fiscal Quarter;


                        ARTICLE II - WAIVERS AND CONSENTS

          In reliance on the Borrower's representations and warranties set forth in SECTION 3.2 below, as of the date hereof the Banks hereby:

          2.1 WAIVER OF COVENANTS. Waive compliance by the Borrower with the Leverage Ratio, Interest Charge Coverage and Fixed Charge Coverage covenants set forth in Sections 6.15, 6.16 and 6.17, respectively, of the Loan Agreement for the Fiscal Quarter ending June 30, 1994. The waiver set forth in this SECTION
2.1 relates solely to the Fiscal Quarter ending June 30, 1994 and does not constitute a waiver of such covenants for any subsequent period, or a waiver of any other term or conditions under the Loan Agreement.

          2.2  DISPOSITION OF PROPERTY.   (a) Waive the requirements of Section
6.3 of the Loan Agreement to the extent necessary to permit the following:

          (i) the proposed sale of all of the capital stock or all or substantially all of the assets of MagneTek Electric,

     Inc. owned by the Borrower; PROVIDED, HOWEVER, that this waiver shall only apply to the extent that the cash consideration generated from such sale shall be equal to or greater than $80,000,000;

          (ii) the proposed sale of the Power Technology Group, including all of the capital stock or all or substantially all of the assets of MagneTek Power Technology Systems, Inc. owned by the Borrower; PROVIDED, HOWEVER, that this waiver shall only apply to the extent that the cash consideration generated from such sale shall be equal to or greater than $25,000,000;

          (iii) the proposed sale of all of the capital stock or all or substantially all of the assets of MagneTek National Electric Coil, Inc. owned by the Borrower; PROVIDED, HOWEVER, that this waiver shall only apply to the extent that the cash consideration generated from such sale shall be equal to or greater than $20,000,000; and

          (iv) the proposed sale of all of the capital stock or all or substantially all of the assets of The Ohio Transformer Corporation owned by the Borrower; PROVIDED, HOWEVER, that this waiver shall only apply to the extent that the cash consideration generated from such sale shall be equal to or greater than $5,000,000;

     it being understood that the Borrower shall deliver to the Administrative Agent and each Bank notice of any such sales within two business days thereof, which notice shall include (i) the date of such sale, (ii) the specific assets sold, (iii) the cash consideration generated from such sale, (iv) the application of such cash consideration, and (v) such other information as the Administrative Agent or any Bank may reasonably request.

     (b) Agree that the cash consideration generated from such sales shall be excluded from the calculation in Section 6.3(a)(ii) of the Loan Agreement.

          2.3 CONSENT TO RELEASE OF SUBSIDIARY GUARANTIES AND PLEDGED COLLATERAL. (a) In accordance with Section 11.2(c) of the Loan Agreement, but subject to receipt by the Agent of assurances satisfactory to it that the holders of the Senior Notes have consented to the release of the Subsidiary Guaranties and the Pledged Collateral, the Banks hereby consent to the release of the Subsidiary Guaranties and the Pledged Collateral to the extent required to permit the proposed sales referred to in SECTION 2.2 hereof; it being understood that with respect to each such proposed sale: (i) such consent to release shall apply to the extent the related waiver under SECTION 2.2 hereof is then in effect; and (ii) such consent to release is subject to the condition that concurrently with such release the Administrative Agent shall have directly received from the related purchaser the portion of cash consideration related thereto which are required to be applied to reduce the Notes pursuant to Section
5.13 of the Loan Agreement; PROVIDED, that such proceeds must be received by the Administrative Agent by 3:00 p.m., Chicago time, on the date of such release.

     (b) Concurrently with such release the Commitment shall be reduced in accordance with Section 5.13 of the Loan Agreement and the Administrative Agent shall deliver to the Borrower or its designee the Pledged Collateral which is the subject of such release.


                              ARTICLE III - GENERAL

          3.1 AMENDMENT FEE. Concurrent with the effectiveness of this Amendment, the Borrower agrees to pay to the Administrative Agent, for the respective accounts of the Banks, pro rata according to their Pro Rata Share of the Commitment, in immediately available funds, an amendment fee equal to 0.15% of the Commitment.

          3.2 REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment, the Borrower represents and warrants to the Agents and the Banks that (a) the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.8, 4.9, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.19 and 4.20 of the
Loan Agreement are true and correct as of the date hereof as though such representations and warranties were made on the date hereof and (b) the holders of the Senior Notes have consented to the release of the Subsidiary Guaranties and the Pledged Collateral.

          3.3 COUNTERPARTS. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment when taken together will be deemed to be but one and the same Amendment.

          3.4 EFFECTIVENESS. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower and by all of the Banks (whether on the same or different counterparts). Upon receipt by the Administrative Agent of the foregoing, this Amendment shall become effective as of the date hereof and the Administrative Agent shall so inform all of the parties hereto.

          3.5 REAFFIRMATION. As herein modified, the Loan Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          3.6 DEFINITIONS. Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement. On and after the effective date hereof, each reference in the Loan Agreement and the related documents to "Loan Agreement," "this Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

          3.7 COSTS AND EXPENSES. The Borrower agrees to pay all reasonable fees and out-of-pocket costs and expenses of McDermott, Will & Emery as counsel to the Administrative Agent in connection with the preparation of this Amendment, all pursuant to itemized statement(s) to be submitted to the Borrower by McDermott, Will & Emery.

          3.8 BINDING AGREEMENT. This Amendment shall be binding upon the Borrower, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.

                               *        *        *

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              BORROWER:

                              MAGNETEK, INC.

                              By:_______________________________
                                  Name:
                                  Title:


                              AGENT:

                              BANK OF AMERICA ILLINOIS, as Administrative Agent

                              By:_______________________________
                                  Name:
                                  Title:


                              THE BANKS:

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Bank

                              By:_______________________________
                                  Name:
                                  Title:


                              BANK OF AMERICA ILLINOIS, as a Bank

                              By:_______________________________
                                  Name:
                                  Title:


                              CIBC INC., as a Bank

                              By: ______________________________
                                  Name:
                                  Title:


                              NATIONAL CITY BANK, as a Bank

                              By: ______________________________
                                  Name:
                                  Title:

                              NATIONSBANK OF TEXAS, N.A., as a
                                Bank

                              By:_______________________________
                                  Name:
                                  Title:


                              THE BANK OF NEW YORK, as a Bank

                              By:_______________________________
                                  Name:
                                  Title:


                              CHEMICAL BANK, as a Bank

                              By:_______________________________
                                  Name:
                                  Title:


                              THE BANK OF CALIFORNIA, N.A., as a
                                Bank

                              By:_______________________________
                                  Name:
                                  Title:


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LTD., as a Bank

                              By:_______________________________
                                  Name:
                                  Title: